     As Filed with the Securities and Exchange Commission on June 30, 1999
                                                      Registration No. 333-39093
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                                 ____________

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                 ____________

                             CALLAWAY GOLF COMPANY
            (Exact name of Registrant as specified in its charter)

                             2285 Rutherford Road
                        Carlsbad, California 92008-8815
                   (Address of principal executive offices)

          California                                             95-3797580
(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                              Identification No.)

                           ODYSSEY GOLF 401(k) PLAN
                           (Full title of the plan)
                                 _____________
                                 Ely Callaway
                     President and Chief Executive Officer
                             2285 Rutherford Road
                        Carlsbad, California 92008-8815
                                (760) 931-1771
                     (Name, address, and telephone number,
                  including area code, of agent for service)
                                 _____________

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
                                                    Proposed                Proposed
                                                    Maximum                 Maximum
     Title of                Amount                 Offering               Aggregate               Amount of
    Securities               to be                 Price Per                Offering             Registration
 to be Registered          Registered                Share                   Price                      Fee
------------------------------------------------------------------------------------------------------------------
       N/A*                   N/A*                    N/A*                    N/A*                   N/A*
------------------------------------------------------------------------------------------------------------------

* This Amendment is to terminate the Registration Statement and deregister shares and plan interests thereunder.
-------------------------------------------------------------------------------

                           Post-Effective Amendment
                           ------------------------

          Pursuant to instructions from the Securities and Exchange Commission ("SEC"), we are filing this post-effective amendment to terminate the Callaway Golf Company Registration Statement on Form S-8, Registration No. 333-39093, originally filed with the SEC on October 30, 1997, and to deregister securities and plan interests thereunder. There currently are 100,000 shares registered under the plan, none of which have been sold. These 100,000 shares and any plan interests are hereby deregistered.

          As there are no securities being registered herein, the sole purpose being to deregister, the disclosure requirements under the Securities Act of 1933 and the requirements for exhibits under Regulation S-K Item 601 are inapplicable to this filing.

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California, as of June 30, 1999.

                                CALLAWAY GOLF COMPANY


                                By: /s/ ELY CALLAWAY
                                    ----------------
                                    Ely Callaway
                                    Chairman, President and Chief Executive
                                    Officer


                                By: /s/ DAVID A. RANE
                                    -----------------
                                    David A. Rane
                                    Executive Vice President, Administration and
                                    Planning, and Chief Financial Officer


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the date indicated.


             Signature                              Title                                Date
             ---------                              -----                                ----
Principal Executive Officer
and Director:
                                           Chairman, President and
/s/ ELY CALLAWAY                           Chief Executive Officer                  June 30, 1999
-----------------------------------
Ely Callaway


Principal Financial and
Accounting Officer:                       Executive Vice President,
                                         Administration and Planning,
/s/ DAVID A. RANE                        and Chief Financial Officer                June 30, 1999
-----------------------------------
David A. Rane


Other Directors:

    *                                              Director                         June 30, 1999
-----------------------------------
William C. Baker

    *                                              Director                         June 30, 1999
-----------------------------------
Vernon E. Jordan, Jr.

    *                                              Director                         June 30, 1999
-----------------------------------
Bruce A. Parker

    *                                              Director                         June 30, 1999
-----------------------------------
Aulana L. Peters

    *                                              Director                         June 30, 1999
-----------------------------------
Frederick R. Port

    *                                              Director                         June 30, 1999
-----------------------------------
Richard Rosenfield

    *                                              Director                         June 30, 1999
-----------------------------------
William A. Schreyer

    *                                              Director                         June 30, 1999
-----------------------------------
Charles J. Yash

*  By:  /s/ DAVID A. RANE
       -----------------------------------
        David A. Rane
        Attorney-in-fact

The Plan.
--------

   Pursuant to the requirements of the Securities Act of 1933, the Odyssey Golf 401(k) Profit Sharing Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, State of California, as of June 30, 1999.

                                THE ODYSSEY GOLF 401(k) PROFIT
                                SHARING PLAN



                                By:  /s/ RONALD DRAPEAU
                                     ------------------------------------
                                     Ronald Drapeau
                                     Member, Odyssey Golf 401(k) Profit Sharing
                                     Plan Committee

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the date indicated.

          SIGNATURE                        TITLE                          DATE
          ---------                        -----                          ----
                               Member, Odyssey Golf 401(k)           June 30, 1999
/s/ RONALD DRAPEAU             Profit Sharing Plan Committee
-----------------------------
Ronald Drapeau

                               Member, Odyssey Golf 401(k)           June 30, 1999
    *                          Profit Sharing Plan Committee
-----------------------------
Glenn Speirs

                               Member, Odyssey Golf 401(k)           June 30, 1999
    *                          Profit Sharing Plan Committee
-----------------------------
Elizabeth O'Mea

                               Member, Odyssey Golf 401(k)           June 30, 1999
*                              Profit Sharing Plan Committee
-----------------------------
Anne Marie Oldham


*By:  /s/ RONALD A. DRAPEAU
     ------------------------
     Ronald A. Drapeau
     (Attorney-in-fact)